Exhibit 10.1

                             JOINT FILING AGREEMENT

                  In accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, each of the persons named below agree to the joint filing of a statement on Schedule 13D, including amendments thereto, with respect to the common stock, .01 par value per share, of Delicious Brands, Inc., and further agree that this Joint Filing Agreement be included as an exhibit to such filings, provided that, as contemplated by Section 13d- 1(k)(1)(ii), no person shall be responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate.

                  This Joint Filing Agreement may be executed in any number of counterparts, all of which collectively shall constitute one and the same instrument.


                           LITTLE MEADOW CORP.


                           By:      /s/ Edward E. Mattner
                                    Name: Edward E. Mattner
                                    Title: President



                           /s/ Carl C. Icahn
                           CARL C. ICAHN


         [signature page to Joint Filing Agreement re: Schedule 13D re:
                             Delicious Brands, Inc.]